Exhibit 99.2

Project Oak Webcast Transcript

C O R P O R A T E P A R T I C I P A N T S

Jonathan Christodoro, Chairman, Pioneer Merger Corp.

Noah Kerner, Chief Executive Officer, Acorns

Manning Field, Chief Business Officer and Chief Executive Officer, Acorns Securities

Jasmine Lee, Chief Financial Officer, Chief Operating Officer Acorns

P R E S E N T A T I O N

Operator

Good morning, ladies and gentlemen. Welcome to the Acorns and Pioneer Merger Corp Business Combination Conference Call. Thank you for joining us today.

The information discussed today is qualified in its entirety by the Form 8-K that has been filed today by Pioneer Merger Corp and may be accessed on the SEC’s website at www.sec.gov, including the exhibits thereto. During this call, we will be referring to an Investor’s Presentation, which can be found on the Investor Relations section of Acorns & Pioneer Merger Corp. respective websites, as well as the SEC’s website. Please review the disclaimers included therein, and refer to that as a guide for today’s call.

Statements made during this call that are not statements of historical fact constitute forward-looking statements and are subject to risks, uncertainties and other factors that could cause our actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. For more information, please refer to the risks, uncertainties and other factors discussed in the related SEC filings. All cautionary statements that we make during this call are applicable to any forward-looking statements that we make whenever they appear. You should carefully consider the risks, uncertainties and other factors discussed in the related SEC filings.

Now I’d like to turn the call over to Jonathan Christodoro, Chairman of Pioneer Merger Corp.

Jonathan Christodoro

Hello everyone, and thank you for joining us. I’m Jonathan Christodoro, Chairman of Pioneer Merger Corp. With me today from Acorns, we have Noah Kerner, CEO, Jasmine Lee, CFO and COO, and Manning Field, Chief Business Officer and CEO of Acorns Securities.

The Pioneer team is very fortunate to be partnering with Acorns for its transition from a private to a public company. Acorn is a rare opportunity to change the long-term financial trajectory of millions of people with a strong platform, a trusted brand, and compelling operating metrics. Acorns has the largest subscriber base in U.S. consumer finance with over 4 million paying subscribers with a stated goal of 10 million by 2025.

When combined with the Company’s remarkable retention rate, it is clear that Acorns’ customers love the product. Going public will help Acorns leapfrog the competition, planting its flag on the global stage. Acorns will benefit from incremental exposure, a fortress-like balance sheet with this offering and a powerful going-forward currency to attract the best and brightest talent in the market and through M&A.

I’ll turn it over to Noah Kerner to share with you his excitement about the Company he built.

Noah Kerner

Thanks so much Jon. We are really excited to share our story with you.

Our story is inspired by a simple vision of the future, which is to imagine a world where everyone has access to the tools of wealth-making. That’s the world that Acorns is building. With Acorns, everything starts with the customer, the brand, and the mission. We serve everyday consumers, the country’s and the world’s largest market segment. We built Acorns with one guiding purpose, which is to look after the financial wellness of everyday consumers, organizing their financial lives to benefit from the power of compounding, diversification, sound advice, transparency, and of course, a long-term view.

From Acorns Mighty Oaks Do Grow is not just a principle of nature, it is also the premise that has allowed us to grow into the largest subscription service in U.S. consumer finance today. Our story is just getting started, but we believe we’ve done the hardest part, which is to build a base that’s as strong as Oak. That loyal base is currently 4 million subscription paying customers with industry low churn rates of 1.3% a month. It’s strong economics and efficient spend, nudged by the tailwind of doing the right thing when society demands that we all do the right thing. It’s high and rising gross margins above 80% that unlock economic leverage, it’s solid LTV to CAC, and rapid predictable growth.

Finally, it’s a leading industry NPS score in the 93rd percentile because of a brand and simple user experience that everyday consumers love, and that we will meaningfully augment by going public. Everything we have done has started with the consumer’s best interest in mind and with transparency.

At Acorns we believe that this is the future of business and companies that choose quick hits instead will ultimately fall by the wayside. This is how we built a beloved brand. It’s why Dwayne Johnson partnered with us, it’s why BlackRock backed us and invested directly off their balance sheet, it’s why PayPal invested in us and added Acorns directly into their product, and it’s why CNBC is behind us as a partner, the first news company to get behind a product company.

We are going public to take this business to the next level. We believe now, more than ever, that all everyday consumers need Acorns. Being public will fuel our growth, it will elevate our story. It will allow us to accelerate our product development as we create the complete money management solution for everyday consumers. It will power our team buildout, and M&A opportunities to enhance our product and our geographic reach. It will allow us to launch a revolutionary share offering whereby we, and I, give free shares to eligible loyal customers, and to potentially allow those loyal customers to earn more shares by referring others.

For Acorns, this unique opportunity to go public means a better opportunity ahead for everyday consumers, and it means a partnership between Acorns and long-term investors to invent a future where we all do good in the world and do well together.

I’ll now run through our key highlights. As I mentioned, we are the largest subscription service in U.S. consumer financial services, we actually pioneered subscription pricing, with over 4 million sticky, engaged subscribers at 1.3% churn per month. We’re a highly visible brand that our customers love with NPS in the 93rd percentile. We’re a category creator with differentiated, long-term financial wellness positioning. We have an attractive, recurring subscription model with 80% plus gross margin on a scalable infrastructure that provides significant operating leverage for us, and we have massive consumer, wallet, and ARPU expansion potential by delivering a complete money management solution to the largest market in America, and across the world.

Let’s talk about our vision. Acorns is building what we call a financial wellness system so individuals and families will responsibly manage and grow their money over the long-term. A system means that the products work seamlessly together to help our subscribers achieve financial wellness. This is the opposite of a dropdown menu of options.

Again, Acorns is the largest subscription service in U.S. Consumer Financial Services and if you look at our subscription growth, you’ll see it took us 12 quarters to grow to 1 million subscribers, seven quarters to grow to 2 million subscribers, four quarters to grow to 3 million subscribers, and three quarters to grow to 4 million subscribers. Our goal, 10 million paying subscribers by 2025.

Who is our customer? We currently serve four million everyday American subscribers. Our subscribers have a median household income of $50,000 to $75,000. Their average age is 34 and they’re geographically diverse across the U.S., as we have penetrated just about every market and are growing across the entire country. One thing that’s important to note, over 60% of our customers are first-time investors. Half are parents, and that’s why we have subscription tiers for both individual and family.

We have sticky customers getting stickier. We’re extremely proud of our customer loyalty. We’re at nearly 99% monthly retention. Thirty percent of subscribers who do churn, actually boomerang back within the next 12 months.

Since our first full year in 2015, our cohort retention has improved over 30%. When you look at retention across our three subscription tiers, you see that retention increases in the higher tiers. That stickiness sustains. After the first 12 months, 80% of subscribers stick with us over the next five years. Once a customer feels the benefit of our product very few choose to leave, and this dynamic leads to a powerful revenue retention.

Revenue retention has been improving over time as we have enhanced the product and added premium tiers. The market we’re serving is massive, but it’s extremely left out. When you look at the statistics, they’re staggering. That’s what drives us to deliver every day for our customers. This world needs what Acorns is providing and it needs it more and more as get rich quick schemes abound. Seventy percent of Americans don’t have $1,000 in emergency savings and only 1% of Americans have access to professional financial advice. This is obviously totally unsustainable.

Americans need the Acorns Financial Wellness System. The Financial Wellness System is a simple idea that guides all of our product development. As a customer, you simply start adding money into Acorns in one of many ways. Acorns will then allocate your money to the right places including a retirement account, investment account, money to spend, investments for your kids, etc. Then Acorns will nurture you along the journey toward financial wellness. Big picture, it’s a simple automated money manager centered around long term financial wellness.

Depositing money into the system is easy. Let’s take a quick walk through the journey. First, you can add money in several simple ways; one-time, recurring, round-ups, paycheck or even mobile check. Recurring deposits are the most common way Acorns subscribers add money into Acorns today. The system allocates money into products. Once your money is in, we will then auto-allocate the money to the right places for you so that you can responsibly manage your money, helping you save and invest as much as possible.

This connects back to our vision of a Financial Wellness System where the products work together inter-operably. The system nurtures customers toward financial wellness. We celebrate your milestones, help you diversify your money, leverage the power of compounding, educate you, allow you to earn extra money, and on and on.

The system also responsibly uses data to personalize the experience. All of our subscribers link their bank accounts to Acorns which means that we connect to nearly every bank in America and this information allows us to responsibly personalize advice, product and education to make the Acorns experience more valuable and useful to our subscribers over time.

Acorns runs on a proprietary full-stack investment platform. Unlike most fintech, Acorns owns the technology platform from record keeping and ledgering, to a fractional share engine, a rebalancing engine, and a delivery service for statements, trade confirmation and tax forms. We are a Broker Dealer and an RIA, but we do clear through RBC on an omnibus basis. The value that this technology provides is two-fold. It allows us to drive high gross margins, and it also allows us to innovate on future products.

We have high customer satisfaction levels. We’ve just reached a 4.8 star rated app with over 720,000 Five Star reviews. Reviews like this one make us proud and drive us to work faster and better every day. “Thanks to Acorns, I started investing the little I could and I can’t tell you the security I feel knowing I may actually be able to retire someday. You’re giving hope to the hopeless, lifting up the weak, making the American dream a possibility again. I am forever grateful.”

So as I mentioned, we’re in the 93rd percentile on Net Promoter Score, and we also track subscriber sentiment to ensure Acorns is delivering on our mission of looking after the financial best interests of America’s up and coming. Seventy percent of our subscribers say that we are delivering on this mission. We want to make sure that we’re delivering a sense of hope to our customers, 65% validate that we are, and nearly 60% say that we’re increasing their confidence. Together with strong product and technology, our marketing cuts right through the clutter.

We have a growth engine that is driven by a highly iterative and experimental creative process. Fifty-five percent of new accounts are either organic or subscriber referrals, 45% are paid. We use a wide range of channels and efficient CAC to manage return on investment. We have an awesome group of investors and ambassadors, from Dwayne Johnson, to JLo and Ashton Kutcher, among many others. With our product launches, we work to deliver disruptive marketing campaigns to drive word of mouth and accelerate growth. And we have unique partnerships like CNBC, with whom we’ve co-created our financial educational platform Grow on acorns.com. We get millions of monthly unique visitors to this platform.

Acorns is proud of a pioneering subscription business model that creates durability for us and our customers. We’re building two lines, one for personal use and one for family use. The personal line has $1 and $3 tiers, with plans to add a $10 tier. This family line has a $5 tier with plans to add a $15 tier. For the personal line, we have: $1 a month, which is basic investing, education and earning. We have $3 a month. This is our most popular tier with new subscribers and this is where full Wellness System starts to come to life. You get a core investment account, a retirement account, a full bank account that invests in you with no nuisance fees, and so on.

We even have a feature called Smart Deposit that takes your paycheck and automatically moves some of that paycheck into your investment accounts for you. Then to come, the $10 tier, which will be complete money management that automatically and intelligently allocates your money across all products based on your goal and cash flow.

In the Family line, we have a $5 tier today, which includes the personal products that I mentioned, plus Acorns Early, our kids’ investment account along with family financial literacy, family offers, and a gifting feature so that extended family members can also contribute. Then to come, a $15 tier which will be a Holistic Family Money Management. As a subscribers levels up, there are more products, more benefits, and smarts. We chose this subscription business model because it provides clarity, transparency and predictability to our subscribers. It also, of course, provides predictability to our business.

Now I’m excited to hand it over to my long-time collaborator and our Chief Business Officer, Manning Field.

Manning Field

Thank you Noah.

Subscription models have proven out in other categories. Acorns is already is one of the larger subscription businesses in the U.S. and plans to grow to 10 million subscribers by 2025. The size of Acorns’ subscriber base today is more than twice the size of Peloton, bigger than the Washington Post, and the Wall Street Journal, and as we continue to scale, we aim to be one of the largest subscription businesses in the U.S. One of the additional reasons we like the subscription business model is that as we think about growing ARPU, it is not a ceiling to potential, but is a stable foundation to grow transactional revenue as we continue to take on more of our subscribers' financial lives.

Engagement improves as we add premium subscription tiers. We shared data earlier on the positive retention improvements for subscribers who sign up for premium tiers, but we are also seeing engagement improvements as well. Our DAU rate is twice as large at the $5 tier as it is at the $1 tier. On balanced growth $5 tier subscriber’s balance is over three times greater than that of the subscriber $1 tier.

ARPU is growing as our subscriber select of premium tiers. Just over three years ago we had no subscribers in premium tiers. Now over 40% of our subscribers are in premium tiers. That was driven largely by marketing and product efforts. Last July, we overhauled our new customer registration funnel so that customers can subscribe to any tier at the moment of sign up. Since then, 75% of new customers are now signing up directly into premium tiers. This meaningfully improved our cohort ARPU and LTV.

We will primarily deliver our forecast of $42 ARPU in 2023 with a dynamic of existing subscribers continuing to upgrade to premium tiers and the majority of new subscribers signing up at those premium tiers. The vast majority of additional ARPU growth opportunities are not in our model, but will be delivered by executing our road map.

Acorns customers have little overlap with other fintech services. One of the benefits of having all of these linked bank accounts is that we understand our subscribers' financial relationships. While there is intensity in market competition, we clearly know the greenfield opportunity to take on more of our subscribers' financial relationships. Competitors here have de minimis overlap with our subscribers.

Significant ARPU upside exists from the current and future product plan. This is an illustrative walk of potential ARPU opportunities that map to our subscriber needs and are backed up by our research. We are actively working on all of these, but none of them are in our financial forecast. As we said, the $30 ARPU on this page, and the $42 ARPU target in our financial model by 2023, is primarily a reflection of our current premium tier upgrade and new subscriber trends. Everything else on this page is incremental ARPU upside. We have new subscription tiers, add-ons, and transactional revenue opportunities that will allow us to capture more of our subscribers' financial needs. While the $138 ARPU is illustrative on this page, we believe that this target is achievable as we deliver these solutions.

I’ll now pass it back to Noah.

Noah Kerner

Thanks Manning.

Our near-term road map revolves around growth and retention drivers. Coming up we have ESG portfolios, innovation portfolios, custom portfolios and smarter banking. All of these features are focused on helping our customers achieve financial wellness and unlocking additional growth and retention for Acorns. We’ve actually just started rolling out our ESG portfolios to enable our customers to invest, not just in themselves, but in the planet as well.

We’re leveraging M&A to drive growth. We’ve completed three M&A deals to date, and in the last few months, we acquired both Harvest and Pillar. A big part of why we’re going public is to continue this momentum and to that end, we’re currently talking to consumer fintechs of all sizes. Our M&A strategy is focused on accelerating the rollout of premium tiers, adding products to drive ARPU, and ultimately expanding geographic reach. Internally, we want to create an environment where entrepreneurs and founders can thrive within a company that can accelerate their vision.

A quick summary of our growth strategy. We believe that becoming a public company will unlock our growth potential. If you look from left to right, we will deliver growth through tier upgrades, the addition of new tiers, new products, new tier value, strategic M&A, and global growth.

We have an experienced team necessary to scale the business. Of course, everything starts with the team. I believe a company is a group of people working together toward a common goal, simply said. To achieve the common goal most effectively you need the best people and we have some of the best people. Jasmine was COO and CFO of Paypal’s consumer business. Manning ran product development and loyalty at JP Morgan Chase and invented Chase Sapphire. Our team is diverse, smart, and passionate about our mission, and we’ve got talent all across the board.

Now I’ll turn it over to Jasmine to discuss some of our financial highlights.

Jasmine Lee

Thank you, Noah.

We’re very passionate about our mission, customers and brands at Acorns. We believe in building a transparent and responsible business that always puts our customers’ best interests first. We operate with financial discipline that’s consistent with our values and focus on creating a generational company that empowers our customers to build a better future for themselves and their families.

I’ll start with a quick summary of our financial highlights. Our business generates high-quality recurring revenue driven by our subscription model. We have 4 million paying, loyal subscribers, and a marketing machine that efficiently drives subscriber acquisition. We have the goal of reaching 10 million subscribers by 2025. We have strong unit economics with low acquisition costs and a cost structure that scales with our accelerating growth. All of these attributes lead to a durable and profitable long-term business model.

Here is how we generate revenue today. We have two types of revenue. Our subscription revenue represents nearly 80% and is both high quality and recurring. The other 20% comes from customer transactions when they shop at our partner brands, use their debit card, and negotiate their bank fees back using our AI tool, Harvest. We expect our transaction revenue to grow at a faster rate than our subscription revenue over time.

Our consistent subscriber and ARPU growth drives revenue. As Noah mentioned, we have the largest subscriber base in U.S. consumer financial services with nearly 99% month-over-month retention. Despite the economic challenges, our new subscriber growth remained resilient throughout 2020. In fact, we saw our retention improve year-over-year.

This past quarter marked our biggest growth quarter on record. We reached 4 million subscribers as of March and we’re on our way to 4.6 million subscribers by the end of this year. With our efficient marketing engine, loyal customers, and strong brand power, we will accelerate our subscriber growth to over 8 million by 2023.

Our Annual ARPU growth is driven by the launch of new premium tiers and product optimization. Last year, we launched our $5 tier and new registration funnel that allowed us to acquire subscribers directly into premium tiers. We now acquire 75% of our new subscribers into premium tiers and expect 40% ARPU growth in 2021. The momentum of increasing premium tier adoption will further improve ARPU to $42 by 2023. We ended March with an annual revenue run rate of $112 million. With strong subscriber growth and increasing ARPU, we expect to grow annual revenue to over $300 million by 2023.

We generate high margins with attractive LTV to Cap. Owning and operating our investment platform gives us incredible leverage on our margin. Just in the last two years, our gross margin grew from 71% to 84%. That improvement was driven by both ARPU expansion and tighter cost management. We expect our gross margin to increase to 86% by next year.

Twenty-twenty was a major inflection point for our business. The launch of the $5 tier and new registration funnel transformed our tier mix. With more than 75% of our new subscribers joining premium tiers, our new customer lifetime value has almost tripled. With our strong unit economics and proven retention, we can confidently lean into marketing to continue our growth momentum.

Our business model is simple. We have a fast-growing and loyal subscriber base, powerful technology platform, and strong unit economics that will enable us to grow sustainably and control our path to profitability.

Thank you for listening to our story. I will hand it back to Noah.

Noah Kerner

Thanks so much Jasmine.

I also want to thank you for listening to our story. It’s a story about possibility and hope for so many people. It’s a story about tiny acorns growing into mighty oaks and that is not just a metaphor for our customers but also for what this great company is meant to become. We look forward to taking this journey of financial wellness together.